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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 21, 2002



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11047                    22-2870438
  (State or other juris-           (Commission             (I.R.S. Employer ID
 diction of incorporation)         File Number)                   Number)



                                  Olsen Centre
                    849 E Stanley Blvd, Livermore, CA. 94550
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 373-0374 not applicable
          (Former name or former address, if changed since last report)


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Sparta Surgical Corporation

Form 8-K


ITEM 5 - OTHER EVENTS
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On February 10, 2002, the Company's wholly-owned subsidiary, Neslo Medical,
Inc., (hereinafter "Neslo") disclosed that it received a Three-Day Notice To Pay Rent or Quit. On February 15, 2002, Neslo received a complaint for unlawful detainer from Delta Properties, its landlord, (hereinafter, "Delta"), under the title of action, Delta, et al vs. Neslo, Case #N 020185 filed in the Superior Court of California, County of Contra Costa. Under the complaint, Delta is seeking judgment, (i) for past due rent and associated charges relating to the facility leases and (ii) for forfeiture of leases, and (iii) for reasonable attorney's fees and, (iv) for costs of suit and other costs and damages. Neslo has few, if any assets, no employees and has essentially ceased doing business since October 2001. Therefore, with lack of working capital Neslo will be unable to defend the complaint made by Delta. In addition, on February 7, 2002, Thomas
F. Reiner, Sr., (hereinafter, "Reiner"), resigned from the position of President, Treasurer, Secretary, and is no longer acting in any capacity as an officer, director and or agent of Neslo.

With respect to the Company, on February 15, 2002, the Company received a five
(5) days advance notice of demand of payment from Thomas F. Reiner, Sr., the Company's Chairman and CEO, under certain Security Agreements and Promissory Notes (hereinafter, "Notes") issued to Reiner, demanding payment, including all accrued and unpaid interest pursuant to the May 23, 1997, and as amended August 20, 2001 Working Capital Credit Facility (hereinafter "Reiner Facility"), in the approximate amount of $640,000. Under the Reiner Facility, Reiner as a senior lender, is secured by a first position security interest in all of the Company's assets. The secured Notes are due and payable the earlier of, (i) February 27, 2002, or (ii) upon demand by Reiner with a five day (5) notice to the Company, or (iii) if an order is entered for relief against the Company or declaring the Company insolvent, or if the Company voluntarily files for bankruptcy. As disclosed previously, the Company's operations are cash flow negative and therefore, it will have a very difficult time to satisfy these obligations on a timely basis to Reiner, if at all, as required under the terms of the Notes and Security Agreements pursuant to the Reiner Facility Agreement. The failure to finalize additional financing will cause the Company to lose all of its assets to Reiner and cease operations.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
Date: February 21, 2002
                                         By  /s/     Thomas F. Reiner
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                                         Thomas F. Reiner,
                                         Chairman of the Board,
                                         President and Chief Executive Officer